                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749

                                   ----------

                              THE CHINA FUND, INC.
               (Exact name of registrant as specified in charter)

                          C/O STATE STREET BANK & TRUST
                        2 AVENUE DE LAFAYETTE, 6TH FLOOR
                                  P.O. BOX 5049
                              BOSTON, MA 02206-5049
               (Address of principal executive offices)(Zip code)

                                                        Copy to:

             Elizabeth A. Watson               Leonard B. Mackey, Jr., Esq.
                  Secretary                       Clifford Chance US LLP
            The China Fund, Inc.                    31 West 52nd Street
      2 Avenue de Lafayette, 6th Floor         New York, New York 10019-6131
                P.O. Box 5049
              Boston, MA 02111
   (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                  ANNUAL REPORT

                                OCTOBER 31, 2008


                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS

                                  PAGE
                                  ----
Key Highlights                       1
Asset Allocation                     2
Industry Allocation                  3
Chairman's Statement                 4
Investment Manager's Statement       5
About the Portfolio Managers         7
Schedule of Investments              8
Financial Statements                14
Notes to Financial Statements       19
Report of Independent
  Registered
  Public Accounting Firm            26
Other Information                   27
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan            33

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                       FUND DATA
--------------------------------------------------------------------------------------
             NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                                JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              18,153,741
--------------------------------------------------------------------------------------
        TOTAL NET ASSETS (10/31/08)                      US$394.4 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/08)                       $21.72
--------------------------------------------------------------------------------------
     MARKET PRICE PER SHARE (10/31/08)                        $19.87
--------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------
       PERFORMANCE AS OF
           10/31/08:                    NET ASSET VALUE                   MARKET PRICE
-----------------------------------------------------------------------------------------------
            1-Year                         (51.51)%                         (48.06)%
-----------------------------------------------------------------------------------------------
       3-Year Cumulative                     57.08%                           36.09%
-----------------------------------------------------------------------------------------------
       3-Year Annualized                     16.25%                           10.82%
-----------------------------------------------------------------------------------------------
       5-Year Cumulative                     59.29%                           12.96%
-----------------------------------------------------------------------------------------------
       5-Year Annualized                      9.76%                            2.47%
-----------------------------------------------------------------------------------------------
      10-Year Cumulative                    313.62%                          368.78%
-----------------------------------------------------------------------------------------------
      10-Year Annualized                     15.26%                           16.71%
-----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        DIVIDEND HISTORY
-----------------------------------------------------------------------------------------------
          RECORD DATE                       INCOME                        CAPITAL GAINS
-----------------------------------------------------------------------------------------------
           12/21/07                         $0.2800                         $11.8400
-----------------------------------------------------------------------------------------------
           12/21/06                         $0.2996                          $3.7121
-----------------------------------------------------------------------------------------------
           12/21/05                         $0.2172                          $2.2947
-----------------------------------------------------------------------------------------------
           12/22/04                         $0.1963                          $3.3738
-----------------------------------------------------------------------------------------------
           12/31/03                         $0.0700                          $1.7100
-----------------------------------------------------------------------------------------------
           12/26/02                         $0.0640                          $0.1504
-----------------------------------------------------------------------------------------------
           12/31/01                         $0.1321                               --
-----------------------------------------------------------------------------------------------
           12/31/00                              --                               --
-----------------------------------------------------------------------------------------------
           12/31/99                         $0.1110                               --
-----------------------------------------------------------------------------------------------
           12/31/98                         $0.0780                               --
-----------------------------------------------------------------------------------------------
           12/31/97                              --                          $0.5003
-----------------------------------------------------------------------------------------------
           12/31/96                         $0.0834                               --
-----------------------------------------------------------------------------------------------
           12/29/95                         $0.0910                               --
-----------------------------------------------------------------------------------------------
           12/30/94                         $0.0093                          $0.6006
-----------------------------------------------------------------------------------------------
           12/31/93                         $0.0853                          $0.8250
-----------------------------------------------------------------------------------------------
           12/31/92                         $0.0434                          $0.0116
-----------------------------------------------------------------------------------------------


(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2008 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    TEN LARGEST LISTED EQUITY INVESTMENTS *
-------------------------------------------------------------------------------
 1.  China Huiyan Juice Group, Ltd.                                 4.08%
-------------------------------------------------------------------------------
 2.  Chaoda Modern Agriculture (Holdings), Ltd.                     3.57%
-------------------------------------------------------------------------------
 3.  Wumart Stores, Inc.                                            3.02%
-------------------------------------------------------------------------------
 4.  Daqin Railway Co., Ltd. Access Product                         2.98%
-------------------------------------------------------------------------------
 5.  Uni-President Enterprises Corp.                                2.71%
-------------------------------------------------------------------------------
 6.  Shandong Weigao Group Medical Polymer Co., Ltd.                2.71%
-------------------------------------------------------------------------------
 7.  Yuanta Financial Holdings Co., Ltd.                            2.62%
-------------------------------------------------------------------------------
 8.  Far Eastern Department Stores, Ltd.                            2.10%
-------------------------------------------------------------------------------
 9.  Mindray Medical International, Ltd.                            2.01%
-------------------------------------------------------------------------------
10.  Xinao Gas Holdings, Ltd.                                       1.97%
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1.  Queenbury Investments, Ltd. (Huiyan)                           9.75%
--------------------------------------------------------------------------------
  2.  Qingdao Bright Moon                                            1.78%
--------------------------------------------------------------------------------
  3.  China Silicon Corp., Series A Preferred                        1.65%
--------------------------------------------------------------------------------
  4.  Highlight Tech Corp.                                           1.52%
--------------------------------------------------------------------------------
  5.  Wuxi PAIHO                                                     0.93%
--------------------------------------------------------------------------------
  6.  HAND Enterprise Solutions, Ltd.                                0.77%
--------------------------------------------------------------------------------
  7.  China Silicon Corp., Common Stock                              0.11%
--------------------------------------------------------------------------------
  8.  teco Optronics Corp.                                           0.00%
--------------------------------------------------------------------------------


* Percentages based on net assets at October 31, 2008.

     INDUSTRY ALLOCATION (UNAUDITED)

--------------------------------------------------------------------------------
(Pie Chart)

Consumer Discretionary                        25.5
Financials                                    10.3
Consumer Staples                              20.5
Industrials                                   10.6
Health Care                                   10.5
Information Technology                         8.9
Materials                                      4.6
Energy                                         4.1
Utilities                                        2
Telecommunications                             0.4
Others                                         2.6




Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2008. A complete list holdings as of October 31, 2008 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-800-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders,

In a savage year for the world's stock markets, Chinese markets were among the poorest performing. Against such a background, the continued outperformance of your Fund can offer only limited consolation. Nevertheless, I am pleased to report the Fund remains well ahead of benchmark over one year and all longer periods since launch.

At a time when many funds are damaged by cash outflow through redemptions, the benefits of investing in a closed-end fund become clear. The nature of your Fund allows us to take a longer-term approach and exploit the distressed valuations at which many fine Chinese companies are now trading.

Over the past 12 months, we have developed the private equity part of the Fund (now 16.5% of the net asset value) with investments including the world's largest seaweed processor and an appliance retailer specializing in supply to rural areas of China.

During a period of heightened financial uncertainty, our monitoring of counter-party risk has led to a temporary halt in our stock-lending program, although we hope to resume it soon.

With Chinese stocks -- and especially your Fund's portfolio of what we believe are financially sound companies -- looking heavily oversold, we can look forward with some optimism. The massive stimulus package announced by the Chinese authorities should benefit the domestically focused companies in which your Fund invests, with infrastructure and healthcare prominent themes.

In the near future, your manager expects a rally in China's domestic A-share market. A longer-term recovery may be possible only once the extent of the global recession is clear. But while the economic fundamentals may have been disregarded during the sell-off, they will figure strongly in the recovery.

Yours truly,

James Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGER'S STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS
This was a grisly year for equity investors. The strength of China's economy provided no relief to its stock markets, which were among the world's weakest. As the best-performing markets of the previous year, Hong Kong and China were already vulnerable to profit-taking. With the global financial crisis escalating, that profit-taking rapidly gave way to full-scale panic. Hong Kong suffered on fears that its relatively small, open economy would be vulnerable to the slowdown in the rest of the world. The Chinese companies listed in Hong
Kong -- primarily banks, insurers and commodity-related groups -- were also vulnerable to the global financial turmoil and, in the latter part of the year, to falling commodity prices.

On the mainland, the dominant theme in the domestic A-share market was the threat of inflation and the credit-tightening measures used to combat it. The global financial meltdown exacerbated these local concerns. But after peaking in February, the rate of inflation has been falling steadily. This has allowed policymakers to shift their focus from curbing inflation to promoting growth. And after watching the A-share market tumble for most of the year, the authorities finally took some supportive action in September. This included abolishing the stamp duty on stock purchases and encouraging state-owned companies to buy more shares in their listed subsidiaries. Meanwhile, the People's Bank of China has repeatedly cut rates and lowered the banks' reserve requirements. With real returns on bank deposits still negative, we expect investors to return to the A-share market in the near future.

In Taiwan, the political progress has been all that we had hoped for. The Kuomintang took power in landslide elections in January and March, and Ma Ying-Jeou's administration has introduced direct flights to the mainland, allowed Chinese tourists to visit Taiwan, and removed the investment restrictions on Taiwanese companies operating in China. Ma has also announced a substantial program of infrastructure projects, to begin in 2009. But, frustratingly, the market has ignored this progress. A brief rally collapsed as soon as Ma was inaugurated as president on 20 May, and the stock market has since fallen to the levels of May 2003.

With a return of -51.51% against the Fund's benchmark's (the MSCI Golden Dragon Index) -58.0%, your Fund outperformed the benchmark. Our concentration on domestically oriented stocks was helpful. The largest single contribution to our performance was CHINA HUIYAN JUICE GROUP, China's largest manufacturer of orange juice, which received a takeover bid from Coca-Cola. Other positives were food stocks CHAODA MODERN AGRICULTURE and UNI-PRESIDENT ENTERPRISES, which benefited from rising food prices. Meanwhile, our focus on consumer brands was rewarded with relatively resilient showings from WUMART STORES and Taiwan's FAMILYMART. Healthcare was also a positive theme -- this sector is set to do well whatever happens to the global economy -- with SHANGDONG WEIGAO GROUP MEDICAL POLYMER and CHINA MEDICAL SYSTEM HOLDINGS among our best performers over the 12 months. Elsewhere, HUABAO INTERNATIONAL HOLDINGS, which makes flavors and fragrances for the tobacco and food industries, and TAIWAN SECOM, which provides security systems, also helped our relative performance.

As the prices of oil and other commodities fell steeply from July, energy-related stocks were among the principal negatives over the year. Here, ZIJIN MINING, FAR EAST ENERGY and CHINA OILFIELD SERVICES all performed poorly. Other detractors included TIANJIN DEVELOPMENT (port operations) and SGP LAND (property).

Over the past year, we have increased our direct-investment portfolio to 16.5% of the Fund. The most significant development here was our purchase of HUIYIN, a rapidly expanding retailer of home appliances. Other unlisted

THE CHINA FUND, INC.
INVESTMENT MANAGER'S STATEMENT (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS


holdings include QINGDAO BRIGHT MOON (the world's largest processor of seaweed) and fast-growing IT group HAND (which specializes in enterprise resource planning).

As recession in the West makes an impact, China's growth is certainly slowing. The official GDP growth number (9.0% growth in the third quarter) lags many more worrying indicators. The 2% fall in throughput at Shenzhen port in September was the worst ever. Electricity consumption growth has stalled. China's official export figures have held up well (September recorded +21.5% year on year, with a US$29.3 billion surplus), but these contrast sharply with gloomy news from the exporting hub of Guangdong. Taiwan's exports in September fell by 1.6% year on year, the first fall since 2002, and consumer confidence in Taiwan hit a seven-year low.

But despite all this gloom, the worst of the financial crisis seems to be over, as governments around the world show that they will do what they have to in order to support major financial institutions and protect the depositor. The effects of the recession will not be pretty, and companies that have borrowed not wisely but too well will go bust, but this is susceptible to company analysis.

We should also remember that consumers in China have a lot less debt than those in the West. The state-owned banking system is at least safe in its lack of sophistication and relative conservatism. Corporate debt levels are also low (the net gearing of all stocks in the A-share and Taiwanese stock markets averages 23% and 28%, respectively).

In November, the Chinese government announced a stimulus package to the value of some four trillion yuan (US$584.8 billion). Although a sizeable portion of the headline figure was already on the table, this spending has been brought forward. The package focuses on infrastructure, rural develoment and healthcare -- areas that your domestically focused Fund favors -- and underline's the government's intention of keeping growth close to the 'magic' figure of 8%. The relative health of China's economy hasn't helped Chinese markets in 2008. But while economic fundamentals may matter little during an indiscriminate global sell-off, they will matter a great deal during the recovery.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGER (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED AND DIRECT INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NAME OF ISSUER AND TITLE OF ISSUE                         SHARES              VALUE (NOTE A)
---------------------------------                         ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
HONG KONG
  CONSUMER DISCRETIONARY -- (8.2%)
     Anta Sports Products, Ltd. ......................  11,072,000              $ 3,928,546
     China Travel International Investment Hong Kong,
       Ltd. ..........................................  10,982,000                1,516,137
     FU JI Food & Catering Services(1)#...............   8,689,000                4,484,385
     Huabao International Holdings, Ltd. .............   9,135,000                5,834,274
     Intime Department Store Group Co., Ltd.(1)#......  12,568,629                3,632,528
     Ports Design, Ltd.(1)............................   3,933,500                4,440,791
     Shangri-La Asia, Ltd.(1).........................   4,755,555                6,577,624
     Yorkey Optical International Cayman, Ltd.#.......  16,424,000                1,960,170
                                                                                -----------
                                                                                 32,374,455
                                                                                -----------

  CONSUMER STAPLES -- (7.7%)
     Chaoda Modern Agriculture (Holdings), Ltd.(1)....  20,633,998               14,083,550
     China Huiyuan Juice Group, Ltd.(1)...............  14,059,500               16,108,530
                                                                                -----------
                                                                                 30,192,080
                                                                                -----------
  ENERGY -- (1.7%)
     China Rare Earth Holdings, Ltd. .................  15,064,000                1,379,977
     Fushan International Energy Group, Ltd.*.........  10,740,000                1,953,874
     Honghua Group, Ltd. .............................  21,902,000                3,278,044
                                                                                -----------
                                                                                  6,611,895
                                                                                -----------
  FINANCIALS -- (0.6%)
     SPG Land (Holdings), Ltd.(1)#....................  11,037,000                  697,783
     Tianjin Development Holdings, Ltd. ..............   6,756,000                1,839,269
                                                                                -----------
                                                                                  2,537,052
                                                                                -----------
  HEALTH CARE -- (3.4%)
     China Shineway Pharmaceutical Group, Ltd.#.......  11,184,000                4,184,738
     Golden Meditech Co., Ltd.(1)*#...................  35,040,000                4,973,131
     Natural Beauty Bio-Technology, Ltd.#.............  32,780,000                4,440,903
                                                                                -----------
                                                                                 13,598,772
                                                                                -----------
  INDUSTRIALS -- (0.6%)
     TPV Technology, Ltd.(1)..........................  12,728,000                2,463,341
                                                                                -----------
  INFORMATION TECHNOLOGY -- (0.3%)
     Chinasoft International, Ltd.#...................  19,230,000                1,054,487
                                                                                -----------
  MATERIALS -- (0.7%)
     Sinofert Hong Kong Holdings, Ltd.(1).............   4,860,000                2,652,465
                                                                                -----------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  UTILITIES -- (2.0%)
     Xinao Gas Holdings, Ltd.(1)#.....................   9,286,000           $  7,787,806
                                                                             ------------
          TOTAL HONG KONG -- (Cost $119,027,477)                     25.2%     99,272,353
                                                                     ----    ------------

HONG KONG -- "H" SHARES
  CONSUMER STAPLES -- (3.0%)
     Wumart Stores, Inc.(1)#..........................  15,126,000             11,904,935
                                                                             ------------
  ENERGY -- (1.0%)
     China Oilfield Services, Ltd.(1).................   7,132,000              3,800,445
                                                                             ------------
  HEALTH CARE -- (2.7%)
     Shandong Weigao Group Medical Polymer Co.,
       Ltd.#..........................................   9,004,000             10,687,999
                                                                             ------------
  INDUSTRIALS -- (0.0%)
     China Railway Group, Ltd.*.......................         504                    286
     Sichuan Expressway Co., Ltd. ....................     742,000                112,969
                                                                             ------------
                                                                                  113,255
                                                                             ------------
  MATERIALS -- (0.8%)
     Zijin Mining Group Co., Ltd.(1)..................  10,408,000              3,088,646
                                                                             ------------
  TELECOMMUNICATIONS -- (0.4%)
     ZTE Corp.(1).....................................     760,759              1,668,665
                                                                             ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $40,750,977)                                              7.9%     31,263,945
                                                                     ----    ------------
          TOTAL HONG KONG (INCLUDING "H"
            SHARES) -- (Cost $159,778,454)                           33.1%    130,536,298
                                                                     ----    ------------

SINGAPORE
  CONSUMER STAPLES -- (2.9%)
     China Fishery Group, Ltd.#.......................  12,050,000              4,222,657
     China Milk Products Group, Ltd.(1)...............  11,607,000              2,463,916
     Hsu Fu Chi International, Ltd.#..................   9,484,000              4,665,624
                                                                             ------------
                                                                               11,352,197
                                                                             ------------
  INFORMATION TECHNOLOGY -- (0.4%)
     CDW Holding, Ltd.#+(2)...........................  60,000,000              1,415,190
                                                                             ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                          SHARES           VALUE (NOTE A)
---------------------------------                          ------           --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
SINGAPORE (CONTINUED)
  MATERIALS -- (0.2%)
     China Energy, Ltd.(1)*............................  12,199,000           $   945,404
                                                                              -----------
          TOTAL SINGAPORE -- (Cost $29,567,423)                       3.5%     13,712,791
                                                                      ---     -----------

TAIWAN
  CONSUMER DISCRETIONARY -- (6.2%)
     FamilyMart Co., Ltd.#.............................   3,777,652             5,154,077
     Far Eastern Department Stores, Ltd. ..............  18,511,584             8,278,507
     Merry Electronics Co., Ltd. ......................   3,584,340             3,075,474
     Synnex Technology International Corp. ............   5,937,855             7,777,316
                                                                              -----------
                                                                               24,285,374
                                                                              -----------
  CONSUMER STAPLES -- (4.0%)
     Lien Hwa Industrial Corp.#........................  15,919,692             5,261,113
     Uni-President Enterprises Corp. ..................  12,593,581            10,691,132
                                                                              -----------
                                                                               15,952,245
                                                                              -----------
  FINANCIALS -- (8.9%)
     Cathay Financial Holding Co., Ltd. ...............   5,993,788             6,405,852
     China Development Financial Holding Corp. ........  27,751,738             5,477,566
     Fubon Financial Holdings Co., Ltd. ...............  12,603,000             7,642,235
     Ruentex Development Co., Ltd. ....................  12,694,000             5,234,242
     Yuanta Financial Holdings Co., Ltd. ..............  26,635,545            10,336,845
                                                                              -----------
                                                                               35,096,740
                                                                              -----------
  INDUSTRIALS -- (1.0%)
     Wah Lee Industrial Corp.#.........................   4,118,821             3,871,248
                                                                              -----------
  INFORMATION TECHNOLOGY -- (5.7%)
     Asustek Computer, Inc. ...........................     248,000               357,911
     Cyberlink Corp. ..................................   1,183,000             4,716,577
     Powertech Technology Inc. ........................   4,439,210             6,251,840
     Taiwan Secom Co., Ltd.#...........................   4,738,000             5,846,634
     Tripod Technology Corp. ..........................   4,402,867             5,393,036
                                                                              -----------
                                                                               22,565,998
                                                                              -----------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  MATERIALS -- (1.3%)
     China Metal Products Co., Ltd.#..................   9,019,881           $  4,990,914
     Yieh United Steel Corp.#.........................     568,980                155,259
                                                                             ------------
                                                                                5,146,173
                                                                             ------------
          TOTAL TAIWAN -- (Cost $136,498,134)                        27.1%    106,917,778
                                                                     ----    ------------

UNITED KINGDOM
  HEALTH CARE -- (1.7%)
     China Medical System Holdings, Ltd.#+(2).........   3,623,188              6,820,099
                                                                             ------------
          TOTAL UNITED KINGDOM -- (Cost $9,940,990)                   1.7%      6,820,099
                                                                     ----    ------------

UNITED STATES
  CONSUMER DISCRETIONARY -- (1.3%)
     The9, Ltd., ADR(1)*#.............................     356,200              5,065,164
                                                                             ------------
  ENERGY -- (0.4%)
     Far East Energy Corp.*#+.........................  10,478,634              1,467,009
                                                                             ------------
  HEALTH CARE -- (2.7%)
     Mindray Medical International, Ltd., ADR(1)......     367,000              7,912,520
     WuXi PharmaTech Cayman Inc., ADR(1)*.............     310,190              2,903,378
                                                                             ------------
                                                                               10,815,898
                                                                             ------------
          TOTAL UNITED STATES -- (Cost $32,555,981)                   4.4%     17,348,071
                                                                     ----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $368,340,982)                         69.8%    275,335,037
                                                                     ----    ------------

EQUITY LINKED SECURITIES
  CONSUMER STAPLES -- (2.9%)
     Dalian Zhangzidao Fishery Group Co., Ltd. Access
       Product (expiration 01/17/12) 144A,(2)(3)......   2,270,000              4,374,290
     Shenzhen Agricultural Products Co., Ltd. Access
       Product (expiration 01/17/12)*(2)(3)...........   4,000,000              6,918,634
                                                                             ------------
                                                                               11,292,924
                                                                             ------------
  ENERGY -- (1.0%)
     China Yangtze Power Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(2)(4)*.............   4,169,077              3,888,986
                                                                             ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                          SHARES            VALUE (NOTE A)
---------------------------------                          ------            --------------
EQUITY LINKED SECURITIES (CONTINUED)
FINANCIALS -- (0.8%)
     Zhejiang Guyuelongshan Access Product (expiration
       10/07/13)(2)(4).................................   3,582,000            $ 3,095,199
                                                                               -----------
  INDUSTRIALS -- (4.8%)
     Daqin Railway Co., Ltd. Access Product (expiration
       11/02/11) 144A,(2)(4)*..........................   8,307,000             11,754,405
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 01/20/10) 144A,(2)(3).......   1,816,700              2,834,052
     Shanghai Zhenhua Port Machinery Co., Ltd. Access
       Product (expiration 10/26/10) 144A,(2)(4)*......   4,462,752              4,373,497
                                                                               -----------
                                                                                18,961,954
                                                                               -----------
  MATERIALS -- (1.6%)
     Qinghai Salt Lake Potash Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(2)(4)*..............     887,909              6,409,250
                                                                               -----------
          TOTAL EQUITY LINKED SECURITIES -- (Cost
            $39,174,452)                                              11.1%     43,648,313
                                                                      ----     -----------
DIRECT INVESTMENTS
  CONSUMER DISCRETIONARY -- (9.8%)
     Queenbury Investments, Ltd., (Huiyan) (acquired
       05/06/08)(2)(5)*#+..............................         450             38,459,700
                                                                               -----------
  INDUSTRIALS -- (4.2%)
     Highlight Tech Corp., (acquired
       09/11/07)(2)(5)*#+..............................   3,366,893              5,993,070
     Qingdao Bright Moon, (acquired
       02/28/08)(2)(5)*#+..............................  31,827,172              7,001,978
     Wuxi PAIHO, (acquired 09/17/07)(2)(5)*#+..........  11,734,701              3,679,990
                                                                               -----------
                                                                                16,675,038
                                                                               -----------
  INFORMATION TECHNOLOGY -- (2.5%)
     China Silicon Corp. Common Stock (acquired
       09/23/08) (2)(5)*#+.............................     183,396                436,482
     China Silicon Corp. Warrants (expiration 11/30/10)
       (acquired 11/30/07)(2)(5)*#+....................     685,450                     --
     China Silicon Corp., Series A Preferred (acquired
       11/30/07)(2)(5)#+...............................      27,418              6,525,484
     HAND Enterprise Solutions, Ltd., (acquired
       05/02/07)(2)(5)*# +.............................     500,000              3,050,000
     teco Optronics Corp., (acquired 04/26/04)(5)*#+...   1,861,710                     --
                                                                               -----------
                                                                                10,011,966
                                                                               -----------
          TOTAL DIRECT INVESTMENTS -- (Cost
            $66,123,383)                                              16.5%     65,146,704
                                                                      ----     -----------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT             VALUE (NOTE A)
---------------------------------                       ---------           --------------
COLLATERAL FOR SECURITIES ON LOAN -- (10.6%)
     Securities Lending Quality Trust................  41,715,721            $ 41,715,721
                                                                             ------------
       TOTAL COLLATERAL FOR SECURITIES ON
          LOAN -- (Cost $41,715,721)                                 10.6%     41,715,721
                                                                    -----    ------------

TOTAL INVESTMENTS -- (Cost $515,354,538)                            108.0%    425,845,775
                                                                    -----    ------------
OTHER ASSETS AND LIABILITIES                                         (8.0%)   (31,488,328)
                                                                    -----    ------------

NET ASSETS                                                          100.0%   $394,357,447
                                                                    =====    ============



Notes to Schedule of Investments

 *  Denotes non-income producing security.

  #  Illiquid security.

  +  Affiliated issuer (see Note F).

(1) A portion or all of the security was held on loan. As of October 31, 2008, the market value of the securities loaned was $38,596,614.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(3) Equity linked securities issued by Citigroup Global Markets Holdings.

(4) Equity linked securities issued by Credit Lyonnais (CLSA).

(5) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value.

144A Securities restricted for resale to Qualified Institutional Buyers.

ADR American Depositary Receipt.



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $386,379,645) (Note A)..  $309,281,052
  Investments in affiliated investments, at value (cost $87,259,172)
     (Notes A and F)................................................    74,849,002
  Collateral for securities loaned..................................    41,715,721
  Cash..............................................................     7,804,157
  Foreign currency, at value (cost $3,199,893)......................     3,141,363
  Receivable for securities lending income..........................       105,309
  Dividends receivable..............................................       929,489
  Prepaid expenses..................................................        46,293
  Miscellaneous assets..............................................         1,555
                                                                      ------------
TOTAL ASSETS........................................................   437,873,941
                                                                      ------------

LIABILITIES
  Payable for investments purchased.................................       278,713
  Payable upon return of collateral for securities loaned...........    41,715,721
  Investment management fee payable (Note B)........................       360,529
  Administration and custodian fees payable (Note B)................       136,956
  Directors fee payable (Note B)....................................        58,742
  Contingent liability (Note A).....................................       717,795
  Accrued expenses and other liabilities............................       248,038
                                                                      ------------
TOTAL LIABILITIES...................................................    43,516,494
                                                                      ------------
TOTAL NET ASSETS....................................................  $394,357,447
                                                                      ============

COMPOSITION OF NET ASSETS:
  Paid in capital (Note C)..........................................   380,196,385
  Undistributed net investment income...............................     8,736,686
  Accumulated net realized gain on investments and foreign currency
     transactions...................................................    94,991,467
  Net unrealized depreciation on investment and foreign currency
     translations...................................................   (89,567,091)
                                                                      ------------
TOTAL NET ASSETS....................................................  $394,357,447
                                                                      ============


NET ASSETS VALUE PER SHARE
  ($394,357,447/18,153,741 shares of common stock outstanding)......        $21.72
                                                                            ======






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- (including dividends of $1,279,960 from non-
     controlled affiliates, net of tax withheld of $1,534,605)
     (Note F)......................................................  $  14,356,086
  Interest income..................................................        678,537
  Securities lending income........................................      1,373,455
                                                                     -------------
     TOTAL INVESTMENT INCOME.......................................     16,408,078
                                                                     -------------

EXPENSES
  Investment Management fees (Note B)..............................      4,536,209
  Custodian fees (Note B)..........................................      1,033,117
  Administration fees (Note B).....................................        586,137
  Directors' fees and expenses (Note B)............................        401,386
  Stock dividend tax expense.......................................        592,213
  Legal fees.......................................................        214,522
  Printing and postage.............................................        120,815
  Shareholder service fees.........................................        181,017
  Chief Compliance Officer fee.....................................         56,226
  Insurance........................................................         47,451
  Audit and tax service fees.......................................        113,640
  Stock exchange listing fee.......................................         27,518
  Transfer agent fees..............................................         34,076
  Miscellaneous expenses...........................................        170,056
                                                                     -------------
     TOTAL EXPENSES................................................      8,114,383
                                                                     -------------
  Expense reduction (Note B).......................................       (187,405)
                                                                     -------------
     NET EXPENSES..................................................      7,926,978
                                                                     -------------

NET INVESTMENT INCOME..............................................      8,481,100
                                                                     -------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on investment transactions.....................     95,339,880
  Net realized loss on non-controlled affiliate transactions (Note
     F)............................................................       (348,413)
  Net realized gain on foreign currency transactions...............        333,105
                                                                     -------------
                                                                        95,324,572
                                                                     -------------
Net change in unrealized depreciation on investments and foreign
  currency transactions............................................   (538,291,891)
                                                                     -------------
                                                                      (538,291,891)
                                                                     -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS............................................   (442,967,319)
                                                                     -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS.........................  $(434,486,219)
                                                                     =============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            YEAR ENDED           YEAR ENDED
                                                         OCTOBER 31, 2008     OCTOBER 31, 2007
                                                         ----------------     ----------------
(DECREASE)/INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................    $   8,481,100        $  4,118,400
  Net realized gain on investments and foreign currency
     transactions......................................       95,324,572         172,697,839
  Net (decrease)/increase in unrealized appreciation on
     investments and foreign currency translations.....     (538,291,891)        305,398,733
                                                           -------------        ------------
  Net (decrease)/increase in net assets from
     operations........................................     (434,486,219)        482,214,972
                                                           -------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................       (4,080,764)         (4,343,068)
  Capital gains........................................     (172,579,378)        (53,811,419)
                                                           -------------        ------------
  Total dividends and distributions to shareholders....     (176,660,142)        (58,154,487)
                                                           -------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Fund shares sold (Note C)............................               --                  --
  Reinvestment of dividends and distributions
     (3,577,780 and 79,741 shares, respectively).......      123,648,061           2,589,184
                                                           -------------        ------------
  Net increase in net assets from capital share
     transactions......................................      123,648,061           2,589,184
                                                           -------------        ------------
NET (DECREASE)/INCREASE IN NET ASSETS..................     (487,498,300)        426,649,669

NET ASSETS:
  Beginning of year....................................      881,855,747         455,206,078
                                                           -------------        ------------
  End of period........................................    $ 394,357,447        $881,855,747
                                                           =============        ============

Undistributed net investment income, end of period.....    $   8,736,686        $  4,022,954
                                                           =============        ============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH -
-----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations.............  $(434,486,219)
     Adjustments to reconcile net decrease in net assets from
       operations to net cash provided from operating activities:
     Purchases of investment securities............................   (316,774,637)
     Proceeds from disposition of investment securities............    336,191,770
     Proceeds from cash transactions...............................        147,532
     Decrease in collateral for securities loaned..................    108,362,719
     Increase in dividends receivable..............................       (386,709)
     Decrease in receivable for securities lending income..........          4,611
     Decrease in receivable for investments sold...................      3,805,960
     Decrease in prepaid expenses and miscellaneous assets.........        107,053
     Decrease in payable for securities purchased..................         (1,904)
     Decrease in payable upon return of collateral for securities
       loaned......................................................   (108,362,719)
     Decrease in accrued expenses and other liabilities............       (564,639)
     Unrealized appreciation/depreciation on investments and
       foreign currency............................................    538,291,891
     Net realized gain/loss from investments and currencies........    (95,324,572)
                                                                     -------------
       Net cash provided from operating activities.................     31,010,137
                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash distributions paid.......................................    (53,012,081)
                                                                     -------------
       Net cash used for financing activities......................    (53,012,081)
                                                                     -------------
NET DECREASE IN CASH...............................................    (22,001,944)
CASH AT BEGINNING OF PERIOD........................................     32,947,464
                                                                     -------------
CASH AT END OF PERIOD..............................................  $  10,945,520
                                                                     =============
Noncash financing activities not included herein consist of:
          Reinvestment of distributions............................  $ 123,648,061



See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------
                                             2008       2007       2006       2005       2004*
                                           --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE
Net asset value, beginning of year.......  $  60.50   $  31.40   $  23.25   $  26.27   $  26.93
                                           --------   --------   --------   --------   --------
Net investment income....................      0.49       0.28       0.30       0.21       0.21
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions...........................    (25.66)     32.83      10.36       0.34       0.91
                                           --------   --------   --------   --------   --------
Total income (loss) from investment
  operations.............................    (25.17)     33.11      10.66       0.55       1.12
                                           --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income....     (0.28)     (0.30)     (0.22)     (0.20)     (0.07)
  Distributions from net realized capital
     gains...............................    (11.84)     (3.71)     (2.29)     (3.37)     (1.71)
                                           --------   --------   --------   --------   --------
Total dividends and distributions........    (12.12)     (4.01)     (2.51)     (3.57)     (1.78)
                                           --------   --------   --------   --------   --------
Capital Share Transactions:
  (Dilution) to net asset value,
     resulting from issuance of shares in
     stock dividend......................     (1.49)     (0.00)     (0.00)     (0.00)     (0.00)
                                           ========   ========   ========   ========   ========
Net asset value, end of year.............  $  21.72   $  60.50   $  31.40   $  23.25   $  26.27
                                           ========   ========   ========   ========   ========
Per share market price, end of year......  $  19.87   $  51.67   $  30.40   $  24.55   $  29.15
                                           ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE).................................    (48.06)%    90.97%     37.20%     (5.50)%   (12.16)%
                                           ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's)..........  $394,357   $881,856   $455,206   $334,496   $264,886
Ratio of net expenses to average net
  assets.................................      1.20%      1.08%      1.26%      1.44%      1.41%
Ratio of gross expenses to average net
  assets.................................      1.23%      1.08%      1.26%      1.44%      1.41%
Ratio of net expenses to average net
  assets, excluding stock dividend tax
  expense................................      1.11%      1.04%      1.23%      1.38%      1.34%
Ratio of net investment income to average
  net assets.............................      1.28%      0.67%      1.09%      1.04%      0.78%
Portfolio turnover rate..................        49%        46%        50%        26%        40%



* Financial highlights were audited by a previous audit firm.



See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the twelve months ended, October 31, 2008 relate to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Open end investment companies are valued at net asset value per share. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING: The Fund may lend any of its securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the Securities Lending Quality Trust. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2008, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

  VALUE OF     VALUE OF CASH      VALUE OF NON-        TOTAL
 SECURITIES      COLLATERAL     CASH COLLATERAL*     COLLATERAL
-----------    -------------    ----------------    -----------
$38,596,614     $41,715,721         $142,778        $41,858,499


* The Fund cannot repledge or resell this collateral. The non-cash collateral is comprised of U.S. government securities.

In light of worldwide economic conditions and related market disruptions, the board elected to temporarily curtail the fund's securities lending program. The effects of such limitations are not anticipated to have a material impact on the fund's NAV per share or results of operations. The Board expects to re-evaluate whether to reinstate securities lending at some point in the future, when market conditions return to what is considered a more normal state.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, identified as "Access Products" in the Schedule of Investments, are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At October 31, 2008, the Fund held equity-linked Access Product warrants through Credit Lyonnais ("CLSA") and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

DIRECT INVESTMENTS: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments. Direct investments are generally restricted and do not have a readily available resale market. The value of these securities at October 31, 2008 was $65,146,704 or 16.5% of the Fund's net asset value. The table below details the acquisition date, cost, and value of the Fund's direct investments as determined by the Board of Director's of the Fund. The Fund does not have the right to demand that such securities be registered.

SECURITY                                          ACQUISITION DATE       COST         VALUE
--------                                          ----------------   -----------   -----------
China Silicon Corp., Series A Preferred*........     11/30/2007      $ 6,552,874   $ 6,525,484
China Silicon Corp. Common Stock................     09/23/2008      $   436,482   $   436,482
HAND Enterprise Solutions, Ltd. ................     05/02/2007      $ 3,164,274   $ 3,050,000
Highlight Tech. Corp. ..........................     09/11/2007      $ 6,025,894   $ 5,993,070
Queenbury Investments, Ltd., (Huiyan)...........     05/06/2008      $38,515,190   $38,459,700
Qingdao Bright Moon.............................     02/28/2008      $ 7,116,942   $ 7,001,978
teco Optronics Corp. ...........................     04/26/2004      $   567,320   $        --
Wuxi PAIHO......................................     09/17/2007      $ 3,744,407   $ 3,679,990
                                                                     -----------   -----------
                                                                     $66,123,383   $65,146,704
                                                                     ===========   ===========



* The purchase of China Silicon Corp., Series A Preferred resulted in the Fund receiving 685,450 shares of China Silicon Corp. common stock warrants. Each warrant entitles the Fund to purchase twenty five shares of common stock at an exercise price of USD$2.98 per share, subject to adjustment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distribution of $45,470,844 from Ordinary Income and $131,189,298 from Long-Term Capital Gains during the year ended October 31, 2008. For the year ended October 31, 2007 the Fund made distributions of $18,566,759 from Ordinary Income and $39,587,728 from Long-Term Capital Gains. As of October 31, 2008 the components of distributable earnings on a tax basis were $8,736,686 for undistributed ordinary income and $96,868,587 for undistributed capital gains. At that date, the Fund had $91,444,211 of net unrealized depreciation on a tax basis. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million. It also receives a fee computed weekly and payable monthly, at an annual rate of 2.0% of the average weekly value of the Fund's assets invested in direct investments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $15,000 respectively, plus $3,000 for each Board of Directors', or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $1,000 for each Valuation Committee teleconference attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at an annual rate of 0.13% of the Fund's average daily net assets up to $150 million, 0.11% of the next $150 million and 0.06% of those assets in excess of $300 million subject to certain minimum requirements for fund administration services. On March 6, 2008 the Board approved an amendment to the fee schedule as follows: the Fund pays State Street a fee at an annual rate of 0.13% of the Fund's average daily net assets up to $150 million, 0.11% of the next $150 million, 0.06% of the next $400 million and 0.05% of those in excess of $400 million subject to certain minimum requirements for fund administration services. The Fund also pays State Street $100,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund also has a contract with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket expenses. In 2008 State Street provided the Fund with earnings credits for overnight cash balances left on account. These credits are reflected as an expense reduction in the Statement of Operations.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2008, the Fund did not participate in this program. At October 31, 2008, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2008, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $315,702,873 and $336,479,915, respectively. At October 31, 2008, the cost of investments for federal income tax purposes was $517,231,658. Gross unrealized appreciation of investments was $43,472,203, while gross unrealized depreciation of investments was $134,858,086, resulting in net unrealized depreciation of investments of $91,385,883.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                             LOSS REALIZED
                                                                                             DIVIDENDS        ON SALE OF
                            BALANCE OF     GROSS       GROSS     BALANCE OF                 INCLUDED IN       SHARES FOR
                           SHARES HELD   PURCHASES     SALES    SHARES HELD     VALUE     DIVIDEND INCOME     THE FISCAL
                           OCTOBER 31,      AND         AND     OCTOBER 31,  OCTOBER 31,   NON-CONTROLLED     YEAR ENDED
NAME OF ISSUER                 2007      ADDITIONS  REDUCTIONS      2008         2008        AFFILIATES    OCTOBER 31, 2008
-------------------------  -----------  ----------  ----------  -----------  -----------  ---------------  ----------------
CDW Holding, Ltd. .......   60,000,000          --         --    60,000,000  $ 1,415,190      $300,000         $      --
China Medical System
  Holdings, Ltd. ........    3,623,188          --         --     3,623,188  $ 6,820,099      $543,478         $      --
China Silicon Corp.
  Common Stock...........           --     183,396         --       183,396  $   436,482      $     --         $      --
China Silicon Corp.,
  Series A Preferred.....           --      27,418         --        27,418  $ 6,525,484      $436,482         $      --
China Silicon Corp.
  Warrants...............           --     685,450         --       685,450  $        --      $     --         $      --
Far East Energy Corp. ...   11,111,111          --    632,477    10,478,634  $ 1,467,009      $     --         $(348,413)
HAND Enterprise
  Solutions, Ltd. .......      500,000          --         --       500,000  $ 3,050,000      $     --         $      --
Highlight Tech Corp. ....    3,366,893          --         --     3,366,893  $ 5,993,070      $     --         $      --
Qingdao Bright Moon......           --  31,827,172         --    31,827,172  $ 7,001,978      $     --         $      --
Queenbury Investments,
  Ltd (Huiyan)...........           --         450         --           450  $38,459,700      $     --         $      --
teco Optronics Corp. ....    1,861,710          --         --     1,861,710  $        --      $     --         $      --
Wuxi PAIHO...............   11,734,701          --         --    11,734,701  $ 3,679,990      $     --         $      --


* Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE G -- NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. The Fund adopted the provisions of FIN 48 on November 1, 2007 and the adoption did not have a material effect on the net asset value, financial condition or results of operations of the Fund. As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns filed for the fiscal years ended October 31, 2005, October 31, 2006 and October 31, 2007 remain subject to examination by the Internal Revenue Service.

NOTE H -- RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In addition, in March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of the China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended October 31, 2004 were audited by other auditors whose report, dated December 10, 2004, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the China Fund, Inc. as of October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 29, 2008

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD MARCH 6, 2008

     1.) Election of Directors -- The stockholders of the Fund elected Nigel
         Tulloch and William Kirby as Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2011.

                                FOR      AGAINST    ABSTAIN
                             ---------   -------   ---------
Nigel Tulloch                7,187,567      0      1,779,213
William Kirby                8,765,368      0        201,411


     2.) To approve the elimination of the Fund's fundamental investment policy requiring at least 65% of the Fund's assets to be invested in the equity securities of China companies.

                                FOR      AGAINST   ABSTAIN
                             ---------   -------   -------
                             6,181,086   236,621    77,023


TAX INFORMATION

CAPITAL GAINS DISTRIBUTIONS: $131,189,298 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

FOREIGN TAXES CREDIT: The Fund designates $2,126,818 as foreign taxes paid and $15,890,690 as foreign source income earned for regular Federal income tax purposes.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2008, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY


                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-
2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2008.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2008 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of June 10, 2008, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND

Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets pursuant to two investment management and advisory agreements with the Fund: a "Listed Management Agreement" and a "Direct Management Agreement" (as defined below). Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Fund may invest up to 100% of the portion of the Fund's assets allocated for investment in listed securities (the "Listed Investments") pursuant to the Listed Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Listed Investments that is computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Investments up to US$315 million and 0.50% of the Fund's average weekly net assets consisting of Listed Investments in excess of US$315 million (the "Listed Investment Management Fee").

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments (the "Direct Investments") pursuant to the Direct Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Direct Investments that is computed weekly and payable monthly at an annual rate of 2.00% of the Fund's average weekly value of the Fund's assets consisting of Direct Investments (the "Direct Investment Management Fee").

ANNUAL APPROVAL PROCESS

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Listed Management Agreement and the Direct Management Agreement (together, the "Advisory Agreements") once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of Martin Currie and reviews and evaluates Martin Currie's professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

In determining whether it was appropriate to approve the Advisory Agreements during fiscal 2008, the Board requested from Martin Currie information that the Board believed to be reasonably necessary to reach its conclusion. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

The Board met in executive session for the purpose of considering the approval of the Advisory Agreements. During the executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Advisory Agreements. The Directors reviewed the contract renewal materials provided by Martin Currie, including, but not limited to (1) an organizational overview of Martin Currie and biographies of those personnel providing services to the Fund, (2) copies of the Listed Management Agreement, Amendment No. 1 to the Listed Management Agreement and the Direct Management Agreement, (3) a profitability

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


analysis of Martin Currie, (4) financial statements of Martin Currie, (5) Form ADV of Martin Currie, and (6) performance and fee comparison data provided by Fundamental Data, an independent third party vendor of such information.

The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Advisory Agreements at an "in person" meeting held on June 12, 2008 (the "Meeting"). In evaluating the Advisory Agreements, the Directors drew on materials provided to them by Martin Currie. In deciding whether to renew the Advisory Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Listed Management Agreement, (2) the investment performance of the Fund's Listed Investments and Direct Investments (together, the "Fund's Investments"), (3) the costs to Martin Currie of its services and the profits realized by Martin Currie from its relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Advisory Agreements Martin Currie is responsible for managing the Fund's Investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and any instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's transactions in the Fund's Investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced or have at least 50% of their assets, in China or
(iii) constituting direct equity investments in companies organized in China. They also noted the experience and expertise of Martin Currie as appropriate for an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's Investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's portfolio, in monitoring and securing the Fund's compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, had been of high quality, and could be expected to remain so.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Performance of the Fund's Investments

The Directors noted that, in view of the distinctive investment objective of the Fund, the Fund's investment performance was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that the Fund outperformed the MSCI Golden Dragon Index for the one-, three-, five- and ten-year periods ending April 30, 2008 (at both net asset value and market price). The Board noted that the Fund's performance was driven by the Fund's Listed Investments which had outperformed the MSCI Golden Dragon Index for the one-, three- and five- year periods ending April 30, 2008. The Board also noted that Martin Currie began managing the Fund's Direct Investments on April 16, 2007 and that the Fund's Direct Investments had underperformed the MSCI Golden Dragon Index for the one-, three- and five-year periods ending April 30, 2008. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the Directors concluded that the performance of the Fund was satisfactory.

3. The Costs to Martin Currie of its Services and the Profits Realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with data on the Fund's profitability to Martin Currie. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fees payable to Martin Currie under the Advisory Agreements, there is no other investment advisory, brokerage, or other fee received or receivable by Martin Currie or its affiliates from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale

On the basis of their discussions with Martin Currie's management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. The Board noted that, in contemplation of these likely economies of scale, this fee structure with Martin Currie for the Fund's Listed Investments provides for breakpoints above which the fee rate declines. It was noted in the Board's discussion with representatives of Martin Curie that Martin Currie's assets under management from its China business had increased substantially and that Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


dealing facilities that pool transactions across all of its clients. However, Martin Currie had noted in its materials provided to the Board that these economies of scale were not infinite and that managing too much money may impair performance.

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds, i.e., public funds that invest primarily in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited; the total number of comparable funds, which included the Fund, was eighteen. They also noted that there are no other public funds with a dedicated direct investment component that provide a fee comparison. It was noted that the closest comparison were private equity funds and those funds generally charge a base fee of 2% of assets plus an incentive based fee based on gains realized on portfolio investments, and on such information, the Directors determined that the Direct Investment Management Fee compares favorably with the fees of private equity funds. It was also noted that, while the Direct Investment Management Fee is higher than the fees paid by other public funds, the Listed Investment Management Fee compared favorably with management fees of other similar public funds and the effective combined fees under the Listed Management Agreement and the Direct Management Agreement were lower than the fees for most other similar public funds. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratios. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fee.

APPROVAL OF THE ADVISORY AGREEMENTS

The Directors approved the continuance of the Fund's Advisory Agreements with Martin Currie after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Computershare Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare c/o The China Fund, Inc. at P.O. Box 43010, Providence, Rhode Island 02940-3011.
Phone: 1-800-426-5523.

Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, "Computershare" or the "Plan Administrator"), acts as Plan Administrator and Service Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to Computershare c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011.Phone: 1-800-426-5523.

The plan will not apply to any dividend or capital gain distribution declared payable in the Fund's common stock, as was the case with the Fund's declaration of dividends and distributions in December 2007 and December 2008.

DIRECTORS AND OFFICERS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Fund Complex consists of one series.

                        PRESENT       PRINCIPAL OCCUPATION OR EMPLOYMENT
                         OFFICE           DURING PAST FIVE YEARS AND
NAME (AGE) AND          WITH THE        DIRECTORSHIPS IN PUBLICLY HELD       DIRECTOR
ADDRESS OF DIRECTOR       FUND                     COMPANIES                   SINCE
-------------------   -----------   --------------------------------------   --------
James J. Lightburn    Chairman of   Chairman of the Board of the Fund;         1992
  (65)..............  the Board     Attorney, Nomos, (2004-present);
  13, Rue Alphonse    and           Attorney, member of Hughes Hubbard &
  de Neuville         Director      Reed (1993-2004).
  75017 Paris,
  France
Michael F. Holland    Director      Chairman, Holland & Company L.L.C.         1992
  (64)..............                (1995- present); Director, The Holland
  375 Park Avenue                   Balanced Fund, Inc., Reaves Utility
  New York, New York                Income Fund, Scottish Widows
  10152                             Investment Partnership Trust and the
                                    Taiwan Fund, Inc.; Trustee, State
                                    Street Master Funds and State Street
                                    Institutional Investment Trust.
William Kirby (58)..  Director      Director, John K. Fairbank Center for      2007
  Harvard University                Chinese Studies Harvard University
  CGIS Building                     (2006-present); Chairman, Harvard
  1730 Cambridge                    China Fund (2006-present); Harvard
  Street Cambridge                  University Distinguished Service
  MA 02138                          Professor (2006-present); Visiting
                                    Professor of Business Administration
                                    Harvard Business School (2006-
                                    present); Dean of the Faculty of Arts
                                    and Sciences Harvard University (2002-
                                    2006)
Joe O. Rogers (59)..  Director      The Rogers Team LLC, organizing member     1992
  2477 Foxwood Drive                (July 2001-present); Manager, The J-
  Chapel Hill, NC                   Squared Team LLC (April 2003-May
  27514                             2004); Director, The Taiwan Fund, Inc.
                                    (1986-present).
Nigel S. Tulloch      Director      Chief Executive, HSBC Asset Management     1992
  (62)..............                Bahamas Limited (1986-1992); Director,
  7, Circe Circle                   The HSBC China Fund Limited (1992-
  Dalkeith                          2005).
  WA6009
  Australia
Paul Hahesy (36)....  Chief         Compliance Manager, Foreside               2007
  Foreside            Compliance    Compliance Services, LLC. (2005-
  Compliance          Officer       present); Compliance Consultant,
  Services, LLC.                    Metlife (2002-2005).
  Two Portland
  Square Portland ME
  04101
Gary L. French        President     Senior Vice President, State Street
  (57)..............                Bank and Trust Company (2002-present);
  2 Avenue de                       Managing Director, Deutsche Asset
  Lafayette                         Management, Inc. and Zurich Scudder
  Boston, MA 02111                  Investments (acquired by Deutsche Bank
                                    in 2002) (2001-2002).

DIRECTORS AND OFFICERS (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        PRESENT       PRINCIPAL OCCUPATION OR EMPLOYMENT
                         OFFICE           DURING PAST FIVE YEARS AND
NAME (AGE) AND          WITH THE        DIRECTORSHIPS IN PUBLICLY HELD       DIRECTOR
ADDRESS OF DIRECTOR       FUND                     COMPANIES                   SINCE
-------------------   -----------   --------------------------------------   --------
William C. Cox        Treasurer     Vice President, State Street Bank and
  (42)..............                Trust Company.
  2 Avenue de
  Lafayette
  Boston, MA 02111
Mary Moran Zeven      Secretary     Senior Vice President and Senior
  (46)..............                Counsel, State Street Bank and Trust
  2 Avenue de                       Company.
  Lafayette
  Boston, MA 02111


Alan Tremain (70), Placido Mer 5200 North Flagler #25, West Palm Beach Florida 33408, served as Director from 1992 until his retirement on March 6, 2008.

THE CHINA FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Michael F. Holland, Director
William Kirby, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Paul Hahesy, Chief Compliance Officer of the Fund
Gary L. French, President
William C. Cox, Treasurer
Mary Moran Zeven, Secretary

INVESTMENT MANAGER
Martin Currie Inc.

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche, LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2. CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

     (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     For the fiscal year ended October 31, 2008, Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$58,800 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal years ended October 31, 2007, Deloitte billed the Fund aggregate fees of US$54,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b) Audit-Related Fees

     For the fiscal year ended October 31, 2008, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

     For the fiscal year ended October 31, 2007, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

     For the fiscal year ended October 31, 2008, Deloitte billed the Fund aggregate fees of US$11,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended October 31, 2007, Deloitte billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d) All Other Fees

     For the fiscal years ended October 31, 2008 and October 31, 2007, Deloitte did not bill the Fund for the provision of security counts.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2008 and October 31, 2007, respectively, were pre-approved by the Audit Committee.

     For the fiscal years ended October 31, 2008 and October 31, 2007, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Deloitte.

(f) Not applicable.

(g) Not applicable.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by Deloitte to State Street Bank and Trust Company is compatible with maintaining Deloitte's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are James J. Lightburn, Nigel Tulloch, Joe O. Rogers, William Kirby and Michael F. Holland.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment adviser, Martin Currie, Inc.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of January 13, 2009, the portfolio manager of the registrant is as follows:

CHRIS RUFFLE

Mr. Ruffle joined Martin Currie Investment Management Ltd ("MCIM") in 1994 and is currently a director. MCIM provides investment research and administration services to the Investment Manager. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has 21 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in Asia since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990 to 1993). Mr. Ruffle also manages The Martin Currie China Hedge Fund, the Martin Currie China "A" Share Fund Limited, the China Development Capital Partnership and the Taiwan Opportunities Fund.

(a)(2)

As of October 31, 2008, Chris Ruffle managed 6 mutual funds with a total of approximately US$640 million in assets; 5 pooled investment vehicles other than mutual funds with a total of approximately US$707 million in assets; and 11 other accounts with a total of approximately US$842 million in assets.

Of these other mutual funds, 1 fund with a total of approximately US$85 million in assets, had performance based fees.

Of these other pooled investment vehicles, 1 pooled investment vehicle with a total of approximately US$84 million in assets, had performance based fees.

CONFLICTS OF INTEREST:

Mr. Ruffle's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION:

Mr. Ruffle's compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that he manages.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2008.

Portfolio Manager   Dollar Range of Fund Shares Beneficially Owned
-----------------   ----------------------------------------------
Chris Ruffle                    $500,001 - $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    President of The China Fund, Inc.

Date: January 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    President of The China Fund, Inc.

Date: January 13, 2009


By: /s/ Laura F. Healy
    ---------------------------------
    Laura F. Healy
    Treasurer of The China Fund, Inc.

Date: January 13, 2009